EQUITY	12 Months Ended
Dec. 31, 2017
Disclosure of classes of share capital [abstract]
EQUITY
Note 19: -      Equity

a.	share capital

	December 31, 2017		December 31, 2016
	Authorized	Outstanding	Authorized	Outstanding

ordinary shares of NIS 1 par value	70,000,000	40,262,819	70,000,000	36,419,842

On August 2, 2017 the Company closed a public offering on NASDAQ of 3,333,334 shares at $4.50 per share. As part of the offering, the underwriters received a right to purchase an additional 500,000 ordinary shares to cover over-allotments at the same price per share. This option was fully exercise on August 30, 2017. The Company's total net proceeds from the issuance of the above shares were $15.6 million

b.	Rights attached to Shares

Voting rights at the shareholders general meeting, rights to dividend, rights in case of liquidation of the Company and rights to nominate directors.

c.	Share options

During 2017 and 2016, 10,659 and 8,398 share options, respectively, were exercised into 1,988 and 1,101 ordinary shares of NIS 1 par value each for consideration of  $3  thousand and less than $1  thousands, respectively.

For additional information regarding options and restricted shares granted to employees and management in 2017, refer to Note 20 below.

d.	Capital management in the Company

The Company's goals in its capital management are to preserve capital ratios that will ensure stability and liquidity to support business activity and create maximum value for shareholders.